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              AMENDMENT NO. 1 TO ASSET AND STOCK PURCHASE AGREEMENT


         This Amendment No. 1 to Asset and Stock Purchase Agreement (the "Amendment") is made this 30th day of September, 2002, by and among SALLIE MAE, INC., a Delaware corporation ("Seller"), EXETER EDUCATIONAL MANAGEMENT SYSTEMS, INC., a Massachusetts corporation and wholly-owned subsidiary of Seller ("EEMS"), SALLIE MAE SOLUTIONS (INDIA) PRIVATE, LTD., an Indian corporation owned by Seller and EEMS ("SM-India" together with Seller and EEMS, the "Companies"), and SYSTEMS & COMPUTER TECHNOLOGY CORPORATION, a Delaware corporation ("Buyer").

                              B A C K G R O U N D:

                  The parties hereto entered into that certain Asset and Stock Purchase Agreement dated January 10, 2002 (the "Purchase Agreement") pursuant to which Buyer acquired on January 10, 2002 (the "Initial Closing") all of the assets used in connection with the operation of the Business of Sallie Mae Solutions, a division of Seller (the "SMS Division"), other than the Excluded Assets.

                  Pursuant to the Purchase Agreement, the Buyer will purchase on September 30, 2002 (the "Subsequent Closing"), the issued and outstanding capital stock of EEMS owned by Seller and the issued and outstanding capital stock of SM-India owned by Seller and EEMS.

                  Prior to the Subsequent Closing, the parties hereto desire to amend and restate Schedule 3.1(b) to the Purchase Agreement.

                  NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements hereinafter set forth, and upon the terms and subject to the conditions hereinafter set forth, the parties, intending to be legally bound, hereby agree as follows:

         A. Certain Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Purchase Agreement.

         B. Amendments

                  1. WHEREAS clause. The seventh WHEREAS clause of the Purchase Agreement is amended and restated in its entirety and an additional WHEREAS clause is added immediately thereafter as follows:

                  "WHEREAS, the 538 shares of common stock of EEMS and one share of common stock of SM-India owned by Seller, together with the 3,722,099 shares of capital stock of SM-India owned by EEMS, are all of the outstanding capital stock of EEMS and SM-India (the "Sub Shares");"


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                  "WHEREAS, Seller desires to sell to Buyer and Buyer desires to purchase from Seller, on the Subsequent Closing Date (as defined below), the issued and outstanding capital stock of EEMS owned by Seller and the issued and outstanding capital stock of SM-India owned by Seller;"

                  2. Section 2.3(a). Section 2.3(a) of the Purchase Agreement is amended and restated in its entirety as follows:

                  "Seller, upon the terms and conditions hereinafter set forth, shall sell, assign, convey, transfer and deliver to Buyer, and Buyer shall pay for, on the Subsequent Closing Date, free and clear of all Liens, the following shares of EEMS and SM-India, to be adjusted as permitted by Section 6.1 hereof, (i) 538 shares of the common stock of EEMS owned by Seller, and (ii) one share of the common stock of SM-India owned by Seller."

                  3. Schedules.

                     a. Schedule 3.1(b) of the Purchase Agreement is amended and restated in its entirety as set forth on Exhibit A attached hereto.

                     b. Schedule 4.4(b) of the Purchase Agreement is amended and restated in its entirety with respect to SM-India as set forth on Exhibit A attached hereto.

                     c. Schedule 4.7 of the Purchase Agreement is amended such that a new section is hereby added as set forth on Exhibit A attached hereto.

                     d. Schedule 4.10 of the Purchase Agreement is amended and restated only with respect to the insurance information regarding SM-India as set forth on Exhibit A attached hereto.

                     e. Schedule 4.12(a) of the Purchase Agreement is amended and restated only with respect to the section entitled " SM-India Employee Compensation" as set forth on Exhibit A attached hereto.

                     f. Schedule 4.14 of the Purchase Agreement is amended such that a new car lease for SM-India is hereby added as set forth on Exhibit A attached hereto.

                     g. Schedule 4.20 of the Purchase Agreement is amended and restated only with respect to the section entitled "Employee Loan Balances for SM-India Employees' Compensation" as set forth on Exhibit A attached hereto.

                     h. Schedule 13.5(b) of the Purchase Agreement is amended and restated in its entirety as set forth on Exhibit A attached hereto.

                  4. Section 4.1(d). The first sentence of Section 4.1(d) of the Purchase Agreement is amended and restated in its entirety as follows:

                  "The authorized capital stock of EEMS consists of 200,000 shares of common stock, of which 538 shares have been duly authorized and validly issued, and outstanding as fully paid and non-assessable and are beneficially owned by and registered in the name of Seller."


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         C. Full Force and Effect. Except as amended hereby, all of the terms and conditions of the Purchase Agreement shall remain in full force and effect.

         D. Entire Agreement. This Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter of this Amendment and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter of this Amendment.

         E. Headings. The headings in this Amendment are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

         F. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

         G. Counterparts; Facsimile Signatures. This Amendment may be executed in one or more counterparts (including by facsimile signature), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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                  IN WITNESS WHEREOF, the parties hereto have executed this
Amendment as of the date first written above.

                           SALLIE MAE, INC.


                           By: /s/ Robert S. Autor
                               -------------------------------------------------
                               Name: Robert S. Autor
                               Title: Senior Vice President


                           EXETER EDUCATIONAL MANAGEMENT
                           SYSTEMS, INC.


                           By: /s/ Robert S. Autor
                               -------------------------------------------------
                               Name: Robert S. Autor
                               Title: President and Chief Executive Officer


                           SALLIE MAE SOLUTIONS (INDIA) PRIVATE,
                           LTD.


                           By: /s/ Robert S. Autor
                               -------------------------------------------------
                               Name: Robert S. Autor
                               Title: Director


                           SYSTEMS & COMPUTER TECHNOLOGY CORPORATION


                           By: /s/ Eric Haskell
                               -------------------------------------------------
                               Name: Eric Haskell
                               Title: Senior Vice President and Chief Financial Officer